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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): April 7, 2006

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

        Massachusetts                 333-114018               04-2955061
 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

     31 Market Street, Ipswich, Massachusetts                     01938
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      Franz Colloredo-Mansfeld, a director of First Ipswich Bancorp (the "Company") and The First National Bank of Ipswich (the "Bank"), a wholly-owned subsidiary of the Company, informed the Board of Directors on April 3, 2006 that he will not stand for re-election when his term expires at the annual meeting of shareholders, to be held on April 19, 2006. Mr. Colloredo-Mansfeld will continue as a director of the Company and the Bank and as a member of their audit committees until the annual meeting. No disagreement with the Company caused (in whole or in part) Mr. Colloredo-Mansfeld's decision not to stand for re-election.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FIRST IPSWICH BANCORP

                                          By: /s/ Donald P. Gill
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                                              Donald P. Gill
                                              President and C.E.O.
Date: April 7, 2006